Duplicate Original

AMENDMENT NO. 01

Dated July 13, 2006

TO

that certain Loan and Security Agreement No. 5021
dated as of February 8, 2006, (*"Agreement"*), by and between
LIGHTHOUSE CAPITAL PARTNERS V, L.P. (*"Lender"*) and
EYETEL IMAGING, INC. (*"Borrower"*).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

Section 7.10 of the Agreement shall be deleted in its entirety and replaced with the following:

7.10 Deposit and Securities Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest. Notwithstanding the foregoing, Lender shall not have a perfected security interest in Borrower's Bank of America (*"BofA"*) operating account #003936614169 and lockbox account #003923040076 provided (i) both accounts do not exceed an aggregate balance of $150,000 at any time; (ii) Borrower shall sweep funds into an account covered by a Control Agreement once a week or as often as needed to comply with the aggregate balance restriction of $150,000; and (iii) Borrower shall provide monthly bank statements to Lender for the BofA accounts referenced above by the 15th of each month to verify compliance.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:

EYETEL IMAGING, INC.

By: [signature]

Name: KEITH G. FREY

Title: CFO

LENDER:

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By: LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

By: [signature]

Name: Dennis Ryan

Title: Chief Financial Officer